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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07733

                          Pioneer International Equity Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2006 through March 31, 2007


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------

                                    PIONEER
                            -----------------------
                                 INTERNATIONAL
                                     EQUITY
                                      FUND

                                     Annual
                                     Report

                                    3/31/07

                          [LOGO PIONEER
                                Investments(R)]

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                           2

Portfolio Management Discussion                                 4

Portfolio Summary                                               9

Prices and Distributions                                       10

Performance Update                                             11

Comparing Ongoing Fund Expenses                                15

Schedule of Investments                                        17

Financial Statements                                           27

Notes to Financial Statements                                  36

Report of Independent Registered Public Accounting Firm        45

Factors Considered by the Independent Trustees in Approving
the Management Contract                                        46

Trustees, Officers and Service Providers                       51

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. These were particularly useful guides during the past year, as U.S. and global stock and bond markets grew strongly during this period.

The markets were supported by relatively low short-term interest rates and generally strong economies around the globe. The U.S. stock market, as measured by the Standard & Poor's 500 Index, gained approximately 10% over the 12 months ending March 31, 2007. European and emerging markets equities performed even better, with indexes in those regions rising more than 20% over the same period. The U.S. bond market, despite growing concerns about the health of the U.S. mortgage industry, gained roughly 7% over the past 12 months, as measured by the Lehman Aggregate Bond Index. The high yield market, as measured by the Merrill Lynch High Yield Bond Master II Index, returned nearly 12%.

We believe that the climate for investors generally will continue to be positive. While still strong, the U.S. economy has slowed. This was due in part to the lagging effects of rising energy and commodity prices, rising short-term interest rates from historically low levels, and the effect of U.S. factories approaching full utilization.

We have enjoyed a cyclical recovery with strong economic growth, and the U.S. economy now appears to be slowing to a rate that may be more sustainable. The Federal Reserve Board has indicated a reduced likelihood of future rate hikes, and continues to highlight its commitment to keeping inflationary pressures contained. This is in keeping with "best practices" among the world's central banks: low and stable inflation is believed to be the best backdrop for stable economic growth and low average unemployment.

In Europe, healthy labor markets are supporting growing consumption and rising GDP growth. Inflationary pressures appear to be largely under control, helped by productivity gains and a positive operating environment for European companies that are finding strong export markets for their goods and services around the globe. Japanese economic growth continues to make progress, and the country has become a more attractive market compared to recent years. China continues its rise as a world economic power, and its stock market

Letter

has experienced the wide market swings that often accompany rapid growth.

While the outlook generally appears favorable for investors, sudden swings in the markets should be expected. Just as staying diversified and staying invested are important investment principles, it is also important to pay attention to asset allocation. As always, we encourage shareowners to work closely with their financial advisor to find the appropriate mix of investments in stocks, bonds and money market assets so that it is aligned to your particular risk tolerance and investment objective.

Respectfully,


/s/ Daniel K. Kingsbury

Daniel K. Kingsbury, President and CEO
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/07
--------------------------------------------------------------------------------

The global economy prospered during Pioneer International Equity Fund's most recent fiscal year - exceeding analysts' expectations. Solid economic growth and rising corporate profits contributed to favorable performance across Europe and the emerging markets in particular, as lead portfolio manager Christopher Smart discusses in the following interview.

Q: How did international markets perform during the 12 months ended March 31, 2007?

A: Very well, surpassing U.S. stocks by a wide margin for the fiscal year despite a pullback last spring, when investors began to questioned the pace of economic growth. Inflation fears - particularly in response to high oil prices - and rising global interest rates stalled the rally. A decelerating U.S. housing market and the Chinese government's efforts to restrain its explosive economy added to the uncertainty. Emerging stock markets bore the brunt of the decline last May. International stocks recovered nicely through the summer, as it became clear that the Federal Reserve Board would pause after raising short-term interest rates for two and a half years.

    In the first quarter of 2007, it became clear that slower growth in the United States would cede leadership of the global economy to faster growth in Europe and many emerging markets. International equities, measured by the Morgan Stanley Capital International (MSCI) EAFE Index, posted a healthy gain of 4.2% for first quarter 2007, handily outperforming a flat U.S. market. And this came in spite of a sharp drop - roughly 4.5% - in the last week of February on concerns over new investment regulations in China.

Q:  How did the Fund perform in this environment?

A: For the 12 months ended March 31, 2007, Pioneer International Equity Fund's Class A shares produced a total return of 15.11% at net asset value. In comparison, the average return for the 208 International Large-Cap Core funds in its Lipper category was 17.32%. MSCI EAFE Index rose 20.69% for the same period.

    Despite a year of strong absolute performance for the Fund, there were a few notable detractors that contributed to its underperformance relative to the benchmark index and the average return for its peer group. The Fund's investments in the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    information technology sector proved disappointing. In particular, the enterprise software vendor SAP (Germany) reported weaker sales growth in the United States and Asia. Some key European stocks also took a toll on performance. Royal Dutch Shell (Netherlands) lost ground as a result of weaker oil prices and production problems in Nigeria. Another Dutch company, Buhrmann NV, a distributor of office supplies and equipment, also struggled. Management is in the process of restructuring the company, which contributed to what we view as a temporary decline in revenues during the fourth quarter of 2006 as they implement the restructuring.

    Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: Japanese stocks struggled in the first half of the fiscal year. Did they recover in the second half?

A: Yes, to a degree, but Japanese stocks failed to keep pace with the benchmark for the 12-month period. The performance of the Fund's investments in Japan was mixed. JFC Holding, a steel producer, saw profits climb in response to higher prices for its product over the reporting period. Mitsui Fudosan, a real estate developer, profited from the rise in land prices in Tokyo. In contrast, Mitsubishi UFJ Financial Group saw profits decline 6% in 2006 as business suffered during the integration of two Japanese banking giants.

Q:  Why did European stocks contribute so strongly to performance?

A: Major European economies continued to expand, while corporations on the continent reported generally good profit growth, with many companies raising their stock dividend payments to shareholders. The improvement extended to Germany, which had lagged other European national economies in recent years. Inflationary pressures remained subdued, while short-term interest

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/07                            (continued)
--------------------------------------------------------------------------------

    rates continued to be relatively moderate and liquidity in the capital markets remained favorable - even after the European Central Bank raised rates during the period. Heightened merger-and-acquisition activity and the presence of many private equity funds gave further support to the markets.

    Our selections in diversified financials were significant contributors to performance, particularly Credit Suisse Group (Switzerland) and Royal Bank of Scotland Group. In Germany, the electric utility provider E.On saw strong revenue growth as a result of its efforts to increase market share by acquiring other utilities.

Q: Despite a pullback in the spring of 2006 and a sharp decline this past February, the emerging markets performed quite well. What contributed to this momentum?

A: Emerging markets continued to build on the impressive rally that has been in place since the fourth quarter of 2002. An extremely favorable environment of solid growth, stable interest rates, a strong appetite for risk among investors, and abundant liquidity in the world financial system have provided a firm foundation for performance. Developments within the asset class itself have been equally positive. Fiscal restraint by emerging market governments has resulted in lower debt, falling interest rates, and in many cases, budget surpluses. On the corporate level, robust profit growth and the spread of shareholder-friendly management practices continue to be important themes. These developments, in turn, have led to increased confidence and rising participation among overseas investors. Additionally, robust economic growth has led to the growth of a middle class - along with rising consumer spending - in countries that in the past relied solely on exports to fuel their economies.

    The Fund's performance was especially helped by its exposure to Russia, China and Brazil. Three holdings stand out. With the increased prosperity, Mobile Telesystems, a provider of wireless telecommunications services, gained new users across Russia and beyond its borders in Ukraine and Kazakhstan. China Life Insurance benefited from the increased demand from China's largely underinsured citizens for its products. Finally, Unibanco, Brazil's third largest bank, is benefiting from a continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    acceleration of consumer spending and growth in its credit card business and consumer lending operations.

Q:  What is your outlook for the coming months?

A: We remain optimistic that growth in continental Europe, Japan and the emerging markets can offset much of the slowdown in the United States, at least as long as America's unemployment rate is subdued and wages are growing. Earnings prospects and stock valuations abroad look attractive even if the immediate weeks bring more volatility with the headlines from the Middle East and the financial reports of U.S. homebuilders or the sub-prime mortgage lending market.

    While we do not expect European stock markets to repeat their robust results for 2005 and 2006, we continue to have a positive outlook. European stocks remain reasonably priced, and dividends are very competitive, even if earnings growth rates should decelerate. European equities remain competitively valued compared to other asset classes, and the corporate sector generally is in solid financial shape, with healthy cash flows, strong balance sheets and reasonable debt. We continue to see good potential for growth in Japan, given the improvement in domestic spending - a sign of rising consumer confidence. On the corporate level, companies have a lot of money on their balance sheets to invest in new factories and other infrastructure projects.

    There is always a degree of risk with investing in emerging markets, but we believe the long-term outlook remains favorable due to the continued improvements in their fundamentals. The rapid improvements in government finances, corporate governance practices, and political stability are all keys to the emerging markets' outperformance in recent years, and we expect that these improvements will continue in the years ahead. The result is that the asset class may be more resilient to external shocks than it has been in the past. In short, we believe the inevitable declines that periodically occur in emerging market stocks should not obscure the positive, longer-term story that continues to unfold.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/07                            (continued)
--------------------------------------------------------------------------------

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

    Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 3/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                     90.2%
U.S. Common Stocks                               4.1%
Depositary Receipts for International Stocks     3.6%
International Preferred Stocks                   1.8%
Temporary Cash Investments                       0.3%




Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)

Japan 21.8%
United Kingdom 21.1%
France 11.9%
Germany 8.0%
Switzerland 7.0%
Netherlands 4.0%
Australia 3.3%
Belgium 2.2%
Ireland 2.2%
Brazil 2.2%
Sweden 2.1%
United States 1.9%
Italy 1.9%
Singapore 1.8%
Russia 1.6%
Spain 1.4%
Norway 1.3%
South Korea 1.1%
Other (individually less than 1%) 3.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)*

    1.   Royal Dutch Shell Plc              2.86%
    2.   Royal Bank of Scotland Group Plc   2.68
    3.   CS Group                           2.32
    4.   BNP Paribas SA                     2.26
    5.   Toyota Motor Co.                   2.23
    6.   Inmarsat Plc                       2.09
    7.   Eutelsat Communications            1.75
    8.   Holcim, Ltd.                       1.74
    9.   Roche Holdings AG                  1.69
   10.   Siemens                            1.55

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------


 Class        3/31/07    3/31/06
------------ ---------- --------
    A          $26.46     $24.90
    B          $24.03     $22.82
    C          $23.70     $22.56
    Y          $26.67     $25.05

    Class     12/10/06   3/31/06
------------ ---------- --------
   Investor    $25.75     $24.97

Distributions Per Share
--------------------------------------------------------------------------------

                            4/1/06 - 3/31/07
             -----------------------------------------------
              Net Investment     Short-Term      Long-Term
    Class         Income       Capital Gains   Capital Gains
------------ ---------------- --------------- --------------
   A              $0.1955     $0.8592             $1.0423
   B              $     -     $0.8592             $1.0423
   C              $0.0410     $0.8592             $1.0423
   Y              $0.3075     $0.8592             $1.0423

  Class                     4/1/06 - 12/10/06
------------ ------------------------------------------------
  Investor        $     -     $0.8592             $1.0423

Pioneer International Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/07                                        CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fundat public offering price, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

                          Average Annual Total Returns
                             (As of March 31, 2007)

                                             Net Asset          Public Offering
Period                                      Value (NAV)           Price (POP)
 10 Years                                     6.72%                  6.09%
 5 Years                                     13.14                  11.82
 1 Year                                      15.11                   8.48
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated August 1, 2006)

                                              Gross                   Net
                                              2.08%                  1.60%


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                         Morgan Stanley
                     Capital International            Pioneer International
                            (MSCI)                        Equity Fund
                     ---------------------            ---------------------
3/97                        10000                            9425
3/98                        11893                           11436
3/99                        12650                           10605
3/00                        15863                           15761
3/01                        11791                           10252
3/02                        10871                            9741
3/03                         8338                            7113
3/04                        13186                           10725
3/05                        15229                           12662
3/06                        19026                           15691
3/07                        22962                           18061

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/08 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charge. You cannot invest directly in an index.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/07                                        CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

                          Average Annual Total Returns
                             (As of March 31, 2007)

                                                  If                     If
Period                                           Held                 Redeemed
 10 Years                                         5.77%                 5.77%
 5 Years                                         12.11                 12.11
 1 Year                                          14.04                 10.04
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated August 1, 2006)

                                                  Gross                   Net
                                                  2.91%                 2.50%


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                                  Morgan Stanley
           Pioneer International            Capital International
                Equity Fund                  (MSCI) EAFE Index
           ---------------------            ---------------------
3/97           10000                               10000
3/98           12033                               11893
3/99           11048                               12650
3/00           16285                               15863
3/01           10508                               11791
3/02            9898                               10871
3/03            7161                                8338
3/04           10693                               13186
3/05           12511                               15229
3/06           15370                               19026
3/07           17528                               22962

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/07 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charge. You cannot invest directly in an index.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/07                                        CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.


                          Average Annual Total Returns
                             (As of March 31, 2007)

                                                    If                    If
Period                                             Held                Redeemed
 10 Years                                           5.63%                 5.63%
 5 Years                                           12.00                 12.00
 1 Year                                            14.08                 14.08
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated August 1, 2006)

                                                   Gross                   Net
                                                    2.80%                 2.50%


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                                      Morgan Stanley
              Pioneer International               Capital International
                    Equity Fund                     (MSCI) EAFE Index
              --------------------               ---------------------
3/97                10000                               10000
3/98                12016                               11893
3/99                11033                               12650
3/00                16234                               15863
3/01                10470                               11791
3/02                 9817                               10871
3/03                 7080                                8338
3/04                10538                               13186
3/05                12345                               15229
3/06                15165                               19026
3/07                17300                               22962

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/07 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charge. You cannot invest directly in an index.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/07                                        CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

                          Average Annual Total Returns
                             (As of March 31, 2007)

                                                    If                    If
Period                                             Held                Redeemed
 10 Years                                           6.90%                 6.90%
 5 Years                                           13.52                 13.52
 1 Year                                            15.72                 15.72
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated August 1, 2006)

                                                   Gross                  Net
                                                    1.21%                 1.21%


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                                      Morgan Stanley
              Pioneer International               Capital International
                    Equity Fund                     (MSCI) EAFE Index
              --------------------               ---------------------
3/97                10000                               10000
3/98                12136                               11893
3/99                11254                               12650
3/00                16725                               15863
3/01                10879                               11791
3/02                10337                               10871
3/03                 7548                                8338
3/04                11381                               13186
3/05                13508                               15229
3/06                16838                               19026
3/07                19485                               22962


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class Y shares reflects in NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher then those of Class Y shares, the performance shown for Class Y shares prior to their inception would have been higher. Class Y shares are not subject to sales charge and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charge. You cannot invest directly in an index.

--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES 3/31/07
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Equity Fund

Based on actual returns from October 1, 2006 through March 31, 2007.**

Share Class                           A            B            C        Investor         Y
------------------------------------------------------------------------------------------------
Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
On 10/1/06
Ending Account Value            $1,115.30    $1,109.77    $1,110.27    $1,072.69    $1,117.96
On 3/31/07
Expenses Paid During Period*    $    8.44    $   13.15    $   13.15    $    2.88    $    5.49

* Expenses are equal to the Fund's annualized expense ratio of 1.60%, 2.50%, 2.50%, 1.40% and 1.04% for Class A, Class B, Class C, Investor Class and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period) (71/365 for Investor Class shares).

** 12/10/06 for Investor Class shares.

--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES 3/31/07                              (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Equity Fund

Based on a hypothetical 5% return per year before expenses, reflect ing the period from October 1, 2006 through March 31, 2007.**


Share Class                           A            B            C        Investor         Y
------------------------------------------------------------------------------------------------
Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
On 10/1/06
Ending Account Value            $1,016.85    $1,012.37    $1,012.37    $1,006.94    $1,019.75
On 3/31/07
Expenses Paid During Period*    $    8.05    $   12.54    $   12.54    $    2.79    $    5.24

* Expenses are equal to the Fund's annualized expense ratio of 1.60%, 2.50%, 2.50%, 1.40% and 1.04% for Class A, Class B, Class C, Investor Class and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period) (71/365 for Investor Class shares).

** 12/10/06 for Investor Class shares.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/07
--------------------------------------------------------------------------------


   Shares                                                                 Value
            PREFERRED STOCKS - 1.9%
            Automobiles & Components - 0.9%
            Automobile Manufacturers - 0.9%
    1,312   Porsche AG                                             $  2,005,447
                                                                   ------------
            Total Automobiles & Components                         $  2,005,447
                                                                   ------------
            Utilities - 1.0%
            Multi-Utilities - 1.0%
   23,308   RWE AG                                                 $  2,302,720
                                                                   ------------
            Total Utilities                                        $  2,302,720
                                                                   ------------
            TOTAL PREFERRED STOCKS
            (Cost $3,261,271)                                      $  4,308,167
                                                                   ------------
            COMMON STOCKS - 98.3%
            Energy - 8.7%
            Integrated Oil & Gas - 7.2%
   43,257   Gazprom (A.D.R.)                                       $  1,818,741
   21,549   Petrobras Brasileiro (A.D.R.)                             1,925,403
   91,873   Repsol SA                                                 3,079,686
  194,223   Royal Dutch Shell Plc                                     6,474,005
  107,000   Statoil ASA                                               2,899,402
                                                                   ------------
                                                                   $ 16,197,237
                                                                   ------------
            Oil & Gas Equipment & Services - 0.9%
   27,245   Technip                                                $  1,987,864
                                                                   ------------
            Oil & Gas Exploration & Production - 0.6%
1,707,600   CNOOC, Ltd.                                            $  1,496,758
                                                                   ------------
            Total Energy                                           $ 19,681,859
                                                                   ------------
            Materials - 7.3%
            Construction Materials - 3.1%
   46,078   CRH Plc                                                $  1,971,397
   39,183   Holcim, Ltd.                                              3,930,515
    6,854   Lafarge                                                   1,078,774
                                                                   ------------
                                                                   $  6,980,686
                                                                   ------------
            Diversified Chemical - 0.5%
  385,400   UBE Industries, Ltd.*                                  $  1,221,088
                                                                   ------------

   The accompanying notes are an integral part of these financial statements. 17

Pioneer International Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/07                                    (continued)
--------------------------------------------------------------------------------

  Shares                                                                  Value
            Diversified Metals & Mining - 2.8%
 108,413    Broken Hill Proprietary Co., Ltd.                      $  2,627,871
  29,005    Freeport-McMoRan Copper & Gold, Inc. (Class B)            1,919,841
  33,476    Rio Tinto Plc                                             1,901,756
                                                                   ------------
                                                                   $  6,449,468
                                                                   ------------
            Steel - 0.9%
  38,395    Companhia Vale do Rio Doce (A.D.R.)                    $  1,200,996
 143,400    Godo Steel, Ltd.*                                           765,964
                                                                   ------------
                                                                   $  1,966,960
                                                                   ------------
            Total Materials                                        $ 16,618,202
                                                                   ------------
            Capital Goods - 11.3%
            Building Products - 0.7%
  15,912    Compagnie de Saint Gobain                              $  1,558,520
                                                                   ------------
            Construction & Engineering - 0.4%
  36,800    Chiyoda Corp.*                                         $    801,032
                                                                   ------------
            Construction & Farm Machinery & Heavy Trucks - 1.4%
  40,380    Daewoo Heavy Industries & Machinery, Ltd.              $  1,474,894
  85,000    Komatsu, Ltd.*                                            1,768,390
                                                                   ------------
                                                                   $  3,243,284
                                                                   ------------
            Electrical Component & Equipment - 1.8%
  17,302    Schneider Electric SA                                  $  2,199,359
 121,100    Sumitomo Electric, Inc.*                                  1,829,960
                                                                   ------------
                                                                   $  4,029,319
                                                                   ------------
            Industrial Conglomerates - 3.0%
 145,200    Keppel Corp.                                           $  1,817,852
 144,800    Hutchinson Whampoa, Ltd.                                  1,393,389
  32,827    Siemens                                                   3,510,846
                                                                   ------------
                                                                   $  6,722,087
                                                                   ------------
            Industrial Machinery - 1.9%
  83,546    AB SKF                                                 $  1,740,913
  13,100    Fanuc, Ltd.*                                              1,210,576
  24,300    Kurita Water Intustries, Ltd.*                              590,054
  58,800    Nabtesco Corp.*                                             768,404
                                                                   ------------
                                                                   $  4,309,947
                                                                   ------------

18 The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                  Value
            Trading Companies & Distributors - 2.1%
 136,500    Mitsubishi Corp.*                                      $  3,164,820
  70,100    WOLSELEY                                                  1,648,994
                                                                   ------------
                                                                   $  4,813,814
                                                                   ------------
            Total Capital Goods                                    $ 25,478,003
                                                                   ------------
            Commercial Services & Supplies - 0.3%
            Office Services & Supplies - 0.3%
  56,837    Buhrmann NV                                            $    766,300
                                                                   ------------
            Total Commercial Services & Supplies                   $    766,300
                                                                   ------------
            Transportation - 1.9%
            Air Freight & Couriers - 1.0%
   8,909    Panalpina Welttransport Holding AG                     $  1,491,910
  16,759    TNT NV                                                      771,615
                                                                   ------------
                                                                   $  2,263,525
                                                                   ------------
            Airlines - 0.3%
  97,100    Ryanair Holdings Plc*                                  $    756,899
                                                                   ------------
            Railroads - 0.6%
     177    East Japan Railway Co.*                                $  1,372,664
                                                                   ------------
            Total Transportation                                   $  4,393,088
                                                                   ------------
            Automobiles & Components - 4.0%
            Auto Parts & Equipment - 0.6%
  36,800    Denso Corp.*                                           $  1,358,703
                                                                   ------------
            Automobile Manufacturers - 2.7%
  15,985    Hyundai Motor Co., Ltd.*                               $  1,121,876
  78,800    Toyota Motor Co.*                                         5,048,006
                                                                   ------------
                                                                   $  6,169,882
                                                                   ------------
            Tires & Rubber - 0.7%
  12,110    Continental AG                                         $  1,561,929
                                                                   ------------
            Total Automobiles & Components                         $  9,090,514
                                                                   ------------
            Consumer Durables & Apparel - 3.0%
            Apparel, Accessories & Luxury Goods - 0.5 %
  21,211    Adidas-Salomon AG                                      $  1,157,415
                                                                   ------------

   The accompanying notes are an integral part of these financial statements. 19

Pioneer International Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/07                                      (continued)
--------------------------------------------------------------------------------

  Shares                                                                  Value
            Consumer Electronics - 1.5%
  69,500    Matsushita Electric Industrial Co., Ltd.*              $  1,398,092
  23,700    Sony Corp.*                                               1,197,584
  22,294    TomTom NV*(c)                                               905,865
                                                                   ------------
                                                                   $  3,501,541
                                                                   ------------
            Homebuilding - 1.0%
  79,659    Persimmon Plc                                          $  2,213,948
                                                                   ------------
            Total Consumer Durables & Apparel                      $  6,872,904
                                                                   ------------
            Consumer Services - 0.5%
            Hotels, Resorts & Cruise Lines - 0.5%
  21,784    Carnival Corp.                                         $  1,020,798
                                                                   ------------
            Total Consumer Services                                $  1,020,798
                                                                   ------------
            Media - 3.4%
            Broadcasting & Cable TV - 2.0%
 175,200    Eutelsat Communications*                               $  3,962,090
  56,873    Mediaset S.p.A.                                             619,034
                                                                   ------------
                                                                   $  4,581,124
                                                                   ------------
            Movies & Entertainment - 0.8%
  40,987    Vivendi SA                                             $  1,667,044
                                                                   ------------
            Publishing - 0.6%
  50,100    Eniro AB*                                              $    634,197
  58,600    Reed Elsevier Plc*                                          700,857
                                                                   ------------
                                                                   $  1,335,054
                                                                   ------------
            Total Media                                            $  7,583,222
                                                                   ------------
            Retailing - 1.0%
            Department Stores - 1.0%
   7,900    Pinault-Printemps Redoute*                             $  1,264,675
  78,700    Daimaru                                                   1,018,500
                                                                   ------------
                                                                   $  2,283,175
                                                                   ------------
            Total Retailing                                        $  2,283,175
                                                                   ------------
            Food & Drug Retailing - 1.4%
            Drug Retail - 0.7%
  81,047    Alliance Boots Plc                                     $  1,662,100
                                                                   ------------

20 The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                  Value
            Food Retail - 0.7%
 174,700    Tesco Plc                                              $  1,528,397
                                                                   ------------
            Total Food & Drug Retailing                            $  3,190,497
                                                                   ------------
            Food, Beverage & Tobacco - 5.0%
            Brewers - 2.1%
  18,800    Inbev NV*                                              $  1,358,790
 106,400    KIRIN Brewery Co., Ltd.*                                  1,541,481
  89,517    South African Breweries Plc                               1,959,989
                                                                   ------------
                                                                   $  4,860,260
                                                                   ------------
            Distillers & Vintners - 0.7%
 101,530    C&C Group Plc                                          $  1,544,702
                                                                   ------------
            Packaged Foods & Meats - 1.1%
  70,000    Ajinomoto Co., Inc.*                                   $    801,873
  54,100    Unilever NV*                                              1,577,906
                                                                   ------------
                                                                   $  2,379,779
                                                                   ------------
            Tobacco - 1.1%
  77,363    British American Tobacco Plc                           $  2,413,556
                                                                   ------------
            Total Food, Beverage & Tobacco                         $ 11,198,297
                                                                   ------------
            Household & Personal Products - 0.7%
            Household Products - 0.7%
  26,400    Kao Corp.*                                             $    770,763
  15,884    Reckitt Benckiser Plc                                       828,286
                                                                   ------------
                                                                   $  1,599,049
                                                                   ------------
            Total Household & Personal Products                    $  1,599,049
                                                                   ------------
            Health Care Equipment & Services - 1.5%
            Health Care Equipment - 0.5%
  10,108    Synthes, Inc.*                                         $  1,248,862
                                                                   ------------
            Health Care Services - 0.5%
   7,684    Fresenius Medical Care AG                              $  1,119,186
                                                                   ------------
            Health Care Technology - 0.5%
  50,200    Agfa Gevaert NV*                                       $  1,133,673
                                                                   ------------
            Total Health Care Equipment & Services                 $  3,501,721
                                                                   ------------

   The accompanying notes are an integral part of these financial statements. 21

Pioneer International Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/07                                      (continued)
--------------------------------------------------------------------------------


  Shares                                                                  Value
            Pharmaceuticals & Biotechnology - 5.6%
            Pharmaceuticals - 5.6%
  44,111    Astrazeneca Plc                                        $  2,371,402
  49,400    Bristol-Myers Squibb Co.                                  1,371,344
  81,100    Daiichi Sankyo Co., Ltd.*                                 2,495,224
  21,553    Roche Holdings AG                                         3,817,136
  20,872    Shire Pharmaceuticals Group Plc (A.D.R.)                  1,291,977
  23,041    UCB SA                                                    1,341,519
                                                                   ------------
                                                                   $ 12,688,602
                                                                   ------------
            Total Pharmaceuticals & Biotechnology                  $ 12,688,602
                                                                   ------------
            Banks - 16.4%
            Diversified Banks - 16.4%
  68,100    ABN AMRO Holding NV*                                   $  2,938,731
 232,469    Barclays Plc                                              3,304,079
  48,863    BNP Paribas SA                                            5,112,791
  36,000    Commonwealth Bank of Australia                            1,463,405
  41,377    Depfa Bank Plc                                              739,756
 156,300    Development Bank of Singapore, Ltd.                       2,203,891
  40,400    Dexia*                                                    1,207,734
 300,369    Intesa Sanpaolo*                                          2,282,930
       -    Mitsubishi UFJ Financial Group, Inc.*                         2,255
     535    Mizuho Financial Group, Inc.                              3,424,282
  54,500    National Australia Bank, Ltd.*                            1,780,729
 155,541    Royal Bank of Scotland Group Plc                          6,077,917
  17,433    Societe Generale                                          3,017,486
  20,223    Uniao de Bancos Brasileiros S.A. (Unibanco)
            (G.D.R.) (144A)                                           1,768,704
  78,910    Westpac Banking Corp.                                     1,683,389
                                                                   ------------
                                                                   $ 37,008,079
                                                                   ------------
            Total Banks                                            $ 37,008,079
                                                                   ------------
            Diversified Financials - 4.9%
            Asset Management & Custody Banks - 0.5%
 109,325    Man Group Plc                                          $  1,195,957
                                                                   ------------

22 The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                  Value
            Diversified Capital Markets - 3.3%
  73,280    CS Group                                               $  5,266,530
  16,090    Deutsche Bank AG                                          2,160,354
                                                                   ------------
                                                                   $  7,426,884
                                                                   ------------
            Investment Banking & Brokerage - 1.1%
 118,100    Nomura Securites Co., Ltd.*                            $  2,449,129
                                                                   ------------
            Total Diversified Financials                           $ 11,071,970
                                                                   ------------
            Insurance - 4.7%
            Life & Health Insurance - 0.7%
  80,300    AEGON NV*                                              $  1,603,998
                                                                   ------------
            Multi-Line Insurance - 3.2%
  12,400    Allianz AG*                                            $  2,539,581
 105,676    Aviva Plc                                                 1,558,253
  75,197    AXA                                                       3,204,831
                                                                   ------------
                                                                   $  7,302,665
                                                                   ------------
            Property & Casualty Insurance - 0.8%
 133,000    Mitsui Sumitomo Insurance Co.*                         $  1,673,210
                                                                   ------------
            Total Insurance                                        $ 10,579,873
                                                                   ------------
            Real Estate - 1.7%
            Real Estate Management & Development - 1.7%
     215    Kenedix, Inc.*                                         $  1,096,483
  61,400    Mitsui Fudosan Co.*                                       1,786,124
  28,300    Nomura Real Estate Holdings*                                967,418
                                                                   ------------
                                                                   $  3,850,025
                                                                   ------------
            Total Real Estate                                      $  3,850,025
                                                                   ------------
            Software & Services - 0.8%
            Application Software - 0.5%
 234,500    Sage Group Plc                                         $  1,188,496
                                                                   ------------
            IT Consulting & Other Services - 0.3%
   9,782    Atos Origin*                                           $    656,109
                                                                   ------------
            Total Software & Services                              $  1,844,605
                                                                   ------------
            Technology Hardware & Equipment - 3.0%
            Communications Equipment - 1.0%
 648,810    Ericsson LM                                            $  2,407,435
                                                                   ------------

   The accompanying notes are an integral part of these financial statements. 23

Pioneer International Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/07                                      (continued)
--------------------------------------------------------------------------------

   Shares                                                                 Value
            Computer Hardware - 0.9%
  208,100   Fujitsu, Ltd.*                                         $  1,376,801
   94,000   Toshiba Corp.*                                              623,715
                                                                   ------------
                                                                   $  2,000,516
                                                                   ------------
            Electronic Equipment & Instruments - 0.4%
   14,100   Nidec Corp.*                                           $    906,620
                                                                   ------------
            Office Electronics - 0.7%
   28,600   Canon, Inc.                                            $  1,534,668
                                                                   ------------
            Total Technology Hardware & Equipment                  $  6,849,239
                                                                   ------------
            Semiconductors - 1.5%
            Semiconductor Equipment - 0.8%
   18,405   ASM Lithography Holding NV*                            $    455,596
   18,600   Tokyo Electron, Ltd.                                      1,299,324
                                                                   ------------
                                                                   $  1,754,920
                                                                   ------------
            Semiconductors - 0.7%
  119,076   Hon Hai Precision Industry (G.D.R.)*                   $  1,605,359
                                                                   ------------
            Total Semiconductors                                   $  3,360,279
                                                                   ------------
            Telecommunication Services - 5.9%
            Alternative Carriers - 2.1%
  625,029   Inmarsat Plc                                           $  4,740,447
                                                                   ------------
            Integrated Telecommunication Services - 0.9%
      255   Nippon Telegraph & Telephone Corp.*                    $  1,346,944
   96,960   Telekomunikacja Polska SA                                   796,569
                                                                   ------------
                                                                   $  2,143,513
                                                                   ------------
            Wireless Telecommunication Services - 2.9%
   38,800   America Movil (A.D.R.)*                                $  1,854,252
   32,099   Mobile Telesystems (A.D.R.)                               1,796,260
1,046,000   Vodafone Group Plc                                        2,815,319
                                                                   ------------
                                                                   $  6,465,831
                                                                   ------------
            Total Telecommunication Services                       $ 13,349,791
                                                                   ------------

24 The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                  Value
            Utilities - 3.7%
            Electric Utilities - 2.4%
  18,064    E.On AG                                                $  2,457,166
 123,800    Enel S.p.A.*                                              1,325,243
  58,600    Kansai Electric Power Co.*                                1,684,093
                                                                   ------------
                                                                   $  5,466,502
                                                                   ------------
            Multi-Utilities - 1.3%
 106,500    National Grid Plc*                                     $  1,669,371
  22,700    Suez Lyonnaise des Eaux*                                  1,199,919
                                                                   ------------
                                                                   $  2,869,290
                                                                   ------------
            Total Utilities                                        $  8,335,792
                                                                   ------------
            TOTAL COMMON STOCKS
            (Cost $192,200,356)                                    $222,215,884
                                                                   ------------
            TEMPORARY CASH INVESTMENT - 0.3%
            Security Lending Collateral - 0.3%
 658,750    Securities Lending Investment Fund, 5.26%              $    658,750
                                                                   ------------
            TOTAL TEMPORARY CASH INVESTMENT
            (Cost $658,750)                                        $    658,750
                                                                   ------------
            TOTAL INVESTMENT IN SECURITIES - 100.5%
            (Cost $196,120,377) (a) (c)                            $227,182,801
                                                                   ------------
            OTHER ASSETS AND LIABILITIES - (0.5)%                  $ (1,041,797)
                                                                   ------------
            TOTAL NET ASSETS - 100.0%                              $226,141,004
                                                                   ============

*        Non-income producing security.

(A.D.R.) American Depositary Receipt.

(G.D.R.) Global Depositary Receipt.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2007, the value of these securities amounted to $1,768,704 or 0.8% of net assets.

(a) At March 31, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $196,588,476 was as follows:

         Aggregate gross unrealized gain for all investments in which there is
         an excess of value over tax cost                                         $33,705,961
         Aggregate gross unrealized loss for all investments in which there is
         an excess of tax cost over value                                          (3,111,636)
                                                                                  -----------
         Net unrealized gain                                                      $30,594,325
                                                                                  ===========

   The accompanying notes are an integral part of these financial statements. 25

Pioneer International Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/07                                      (continued)
--------------------------------------------------------------------------------

(b) Distributions of investments by country of issue (excluding temporary cash investments), as a percentage of total investment in securities, is as follows:

           Japan                                    21.8%
           United Kingdom                           21.1
           France                                   11.9
           Germany                                   8.0
           Switzerland                               7.0
           Netherlands                               4.0
           Australia                                 3.3
           Belgium                                   2.2
           Ireland                                   2.2
           Brazil                                    2.2
           Sweden                                    2.1
           United States                             1.9
           Italy                                     1.9
           Singapore                                 1.8
           Russia                                    1.6
           Spain                                     1.4
           Norway                                    1.3
           South Korea                               1.1
           Other (individually less than 1%)         3.2
                                                    ----
                                                     100%
                                                    ====

(c)      At March 31, 2007, the following security was out on loan:

       Shares        Security          Value
       15,500        TomTom NV*     $629,807
                                    --------
                     Total          $629,807
                                    ========

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2007 aggregated $217,709,727 and $183,433,221, respectively.


26 The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 3/31/07
-------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
    $629,807) (cost $196,120,377)                                  $227,182,801
  Foreign currencies, at value (cost $1,505)                              1,505
  Receivables -
    Investment securities sold                                        3,172,152
    Fund shares sold                                                     80,030
    Dividends, interest and foreign taxes withheld                      852,671
    Due from Pioneer Investment Management, Inc.                         27,684
  Other                                                                  14,838
                                                                   ------------
     Total assets                                                  $231,331,681
                                                                   ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                $  1,367,228
    Fund shares repurchased                                             136,290
    Forward foreign currency settlement contracts, net                    3,164
    Upon return of securities loaned                                    658,750
  Due to bank                                                         2,922,690
  Due to affiliates                                                      53,775
  Accrued expenses                                                       48,780
                                                                   ------------
     Total liabilities                                             $  5,190,677
                                                                   ------------
NET ASSETS:
  Paid-in capital                                                  $181,734,808
  Undistributed net investment income                                   221,841
  Accumulated net realized gain on investments and foreign
    currency transactions                                            13,113,920
  Net unrealized gain on investments                                 31,062,424
  Net unrealized gain on forward foreign currency contracts
    and other assets and liabilities denominated in foreign
    currencies                                                            8,011
                                                                   ------------
     Total net assets                                              $226,141,004
                                                                   ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $58,457,503/2,209,119 shares)                  $      26.46
                                                                   ============
  Class B (based on $17,283,600/719,155 shares)                    $      24.03
                                                                   ============
  Class C (based on $12,704,570/535,992 shares)                    $      23.70
                                                                   ============
  Class Y (based on $137,695,331/5,161,973 shares)                 $      26.67
                                                                   ============
MAXIMUM OFFERING PRICE:
  Class A ($26.46 [divided by] 94.25%)                             $      28.07
                                                                   ============

   The accompanying notes are an integral part of these financial statements. 27

Pioneer International Equity Fund
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Year Ended 3/31/07


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $530,247)       $ 4,384,232
  Interest                                                        224,181
  Income from securities loaned, net                              160,251
                                                              -----------
     Total investment income                                                   $ 4,768,664
                                                                               -----------
EXPENSES:
  Management fees                                             $ 1,687,405
  Transfer agent fees and expenses
   Class A                                                        216,176
   Class B                                                         81,383
   Class C                                                         50,120
   Investor Class                                                  25,022
   Class Y                                                          7,160
  Distribution fees
   Class A                                                        111,692
   Class B                                                        153,244
   Class C                                                        104,245
  Administrative reimbursements                                    45,956
  Custodian fees                                                  131,081
  Registration fees                                                64,680
  Professional fees                                                58,584
  Printing expense                                                 22,777
  Fees and expenses of nonaffiliated trustees                       7,745
  Miscellaneous                                                    33,542
                                                              -----------
     Total expenses                                                            $ 2,800,812
     Less management fees waived and expenses
       reimbursed by Pioneer Investment Management, Inc.                           (77,720)
     Less fees paid indirectly                                                     (14,773)
                                                                               -----------
     Net expenses                                                              $ 2,708,319
                                                                               -----------
       Net investment income                                                   $ 2,060,345
                                                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                $21,028,330
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies               (104,378)    $20,923,952
                                                              -----------     -----------
  Change in net unrealized gain on:
   Investments                                                $ 6,214,347
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                 15,745      $ 6,230,092
                                                              -----------      -----------
  Net gain on investments and foreign currency contracts                       $27,154,044
                                                                               -----------
  Net increase in net assets resulting from operations                         $29,214,389
                                                                               ===========

28 The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
For the Years Ended 3/31/07 and 3/31/06, respectively


                                                            Year Ended       Year Ended
                                                             3/31/07           3/31/06
FROM OPERATIONS:
Net investment income                                     $   2,060,345    $     926,272
Net realized gain on investments and foreign currency
  transactions                                               20,923,952       10,389,195
Change in net unrealized gain on investments and
  foreign currency transactions                               6,230,092       15,711,592
                                                          -------------    -------------
    Net increase in net assets resulting
     from operations                                      $  29,214,389    $  27,027,059
                                                          -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.20 and $0.01 per share, respectively)     $    (398,514)   $     (10,404)
    Class C ($0.04 and $0.00 per share, respectively)           (20,208)               -
    Investor Class ($0.00 and $0.03 per share,
     respectively)                                                    -           (8,031)
    Class Y ($0.31 and $0.13 per share, respectively)        (1,730,062)        (479,294)
Net realized gain:
    Class A ($1.90 and $0.67 per share, respectively)        (3,058,577)        (920,040)
    Class B ($1.90 and $0.67 per share, respectively)        (1,202,694)        (387,517)
    Class C ($1.90 and $0.67 per share, respectively)          (855,908)        (239,867)
    Investor Class ($1.90 and $0.67 per share,
     respectively)                                             (516,360)        (211,179)
    Class Y ($1.90 and $0.67 per share, respectively)        (9,335,866)      (2,314,895)
                                                          -------------    -------------
     Total distributions to shareowners                   $ (17,118,189)   $  (4,571,227)
                                                          -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  71,377,103    $  99,685,121
Reinvestment of distributions                                16,765,516        4,457,317
Cost of shares repurchased                                  (44,826,507)     (26,630,147)
Redemption fees                                                   2,071           13,051
                                                          -------------    -------------
    Net increase in net assets resulting from
     Fund share transactions                              $  43,318,183    $  77,525,342
                                                          -------------    -------------
    Net increase in net assets                            $  55,414,383    $  99,981,174
NET ASSETS:
Beginning of year                                           170,726,621       70,745,447
                                                          -------------    -------------
End of year                                               $ 226,141,004    $ 170,726,621
                                                          =============    =============
Undistributed net investment income                       $     221,841    $     360,235
                                                          =============    =============

  The accompanying notes are an integral part of these financial statements. 29

Pioneer International Equity Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------

                                   '07 Shares      '07 Amount        '06 Shares       '06 Amount
CLASS A
Shares sold                          704,237      $18,151,605           554,691      $12,268,081
Reinvestment of distributions        131,432        3,337,807            41,333          897,066
Conversion from Investor class
  shares                             291,397        7,468,508                 -                -
Less shares repurchased             (455,220)     (11,551,490)         (405,349)      (8,751,748)
                                    --------      -----------          --------      -----------
    Net increase                     671,846      $17,406,430           190,675      $ 4,413,399
                                    ========      ===========          ========      ===========
CLASS B
Shares sold                          236,341      $ 5,549,657           282,363      $ 5,818,734
Reinvestment of distributions         47,217        1,081,751            17,152          341,843
Less shares repurchased             (233,927)      (5,382,723)         (287,730)      (5,728,306)
                                    --------      -----------          --------      -----------
    Net increase                      49,631      $ 1,248,685            11,785      $   432,271
                                    ========      ===========          ========      ===========
CLASS C
Shares sold                          232,936      $ 5,420,498           205,052      $ 4,176,123
Reinvestment of distributions         36,775          833,112            11,672          230,063
Less shares repurchased             (149,329)      (3,394,178)         (165,760)      (3,265,540)
                                    --------      -----------          --------      -----------
    Net increase                     120,382      $ 2,859,432            50,964      $ 1,140,646
                                    ========      ===========          ========      ===========
INVESTOR CLASS
Reinvestment of distributions         19,657      $   500,105             9,704      $   211,787
Conversion to Class A shares        (290,089)      (7,468,508)                -                -
Less shares repurchased              (32,782)        (831,736)         (219,887)      (4,659,004)
                                    --------      -----------          --------      -----------
    Net decrease                    (303,214)     $(7,800,139)         (210,183)     $(4,447,217)
                                    ========      ===========          ========      ===========
CLASS Y
Shares sold                        1,640,015      $42,257,414         3,449,013      $77,435,234
Reinvestment of distributions        428,922       11,012,741           125,672        2,776,558
Less shares repurchased             (907,633)     (23,666,380)         (180,095)      (4,225,549)
                                   ---------      -----------         ---------      -----------
    Net increase                   1,161,304      $29,603,775         3,394,590      $75,986,243
                                    ========      ===========          ========      ===========

30 The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year         Year        Year        Year         Year
                                                                 Ended        Ended       Ended       Ended        Ended
                                                                3/31/07      3/31/06     3/31/05     3/31/04      3/31/03
CLASS A
Net asset value, beginning of period                            $24.90       $ 20.72     $ 17.55     $ 11.64     $  15.94
                                                                ------       -------     -------     -------     --------
Increase (decrease) from investment operations:
 Net investment income                                          $ 0.17       $  0.18     $  0.09     $  0.10     $   0.05
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   3.49          4.67        3.08        5.81        (4.35)
                                                                ------       -------     -------     -------     --------
  Net increase (decrease) from investment operations            $ 3.66       $  4.85     $  3.17     $  5.91     $  (4.30)
                                                                ------       -------     -------     -------     --------
Distributions to shareowners:
 Net investment income                                          $(0.20)      $ (0.01)    $     -     $     -     $      -
 Net realized gain                                               (1.90)        (0.67)          -           -            -
                                                                ------       -------     -------     -------     --------
Total distributions                                             $(2.10)      $ (0.68)    $     -     $     -     $      -
                                                                ------       -------     -------     -------     --------
Redemption fees                                                 $    -(a)    $  0.01     $     -     $     -     $      -
                                                                ------       -------     -------     -------     --------
Net increase (decrease) in net asset value                      $ 1.56       $  4.18     $  3.17     $  5.91     $  (4.30)
                                                                ------       -------     -------     -------     --------
Net asset value, end of period                                  $26.46       $ 24.90     $ 20.72     $ 17.55     $  11.64
                                                                ======       =======     =======     =======     ========
Total return*                                                    15.11%        23.93%      18.06%      50.77%      (26.98)%
Ratio of net expenses to average net assets+                      1.62%         1.60%       1.65%       1.75%        1.76%
Ratio of net investment income to average net assets+             0.81%         0.91%       0.52%       0.67%        0.30%
Portfolio turnover rate                                             94%          117%        124%        169%          45%
Net assets, end of period (in thousands)                        $58,458      $38,277     $27,906     $18,345     $ 11,578
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     1.77%         2.08%       2.57%       2.80%        2.94%
 Net investment income (loss)                                     0.66%         0.43%      (0.40)%     (0.38)%      (0.88)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     1.60%         1.60%       1.65%       1.75%        1.75%
 Net investment income                                            0.83%         0.91%       0.52%       0.67%        0.31%

(a) Amount rounds to less than $.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements. 31

Pioneer International Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Year         Year        Year         Year         Year
                                                                   Ended        Ended        Ended       Ended        Ended
                                                                  3/31/07      3/31/06      3/31/05     3/31/04      3/31/03
CLASS B
Net asset value, beginning of period                             $ 22.82       $ 19.20     $ 16.41      $ 10.99     $  15.19
                                                                 -------       -------     -------      -------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $ (0.01)      $  0.01     $ (0.06)     $ (0.03)    $  (0.09)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                     3.12          4.27        2.85         5.45        (4.11)
                                                                 -------       -------     -------      -------     --------
  Net increase (decrease) from investment operations             $  3.11       $  4.28     $  2.79      $  5.42     $  (4.20)
Distributions to shareowners:
 Net realized gain                                                 (1.90)        (0.67)          -            -            -
Redemption fees                                                        -(a)       0.01           -            -            -
                                                                 -------       -------     -------      -------     --------
Net increase (decrease) in net asset value                       $  1.21       $  3.62     $  2.79      $  5.42     $  (4.20)
                                                                 -------       -------     -------      -------     --------
Net asset value, end of period                                   $ 24.03       $ 22.82     $ 19.20      $ 16.41     $  10.99
                                                                 =======       =======     =======      =======     ========
Total return*                                                      14.04%        22.85%      17.00%       49.32%      (27.65)%
Ratio of net expenses to average net assets+                        2.52%         2.50%       2.54%        2.66%        2.59%
Ratio of net investment income (loss) to average net assets+       (0.03)%        0.05%      (0.37)%      (0.23)%      (0.54)%
Portfolio turnover rate                                               94%          117%        124%         169%          45%
Net assets, end of period (in thousands)                         $17,284       $15,278     $12,632      $ 8,575     $  5,573
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       2.56%         2.91%       3.42%        3.70%        3.78%
 Net investment loss                                               (0.07)%       (0.36)%     (1.25)%      (1.27)%      (1.73)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       2.50%         2.50%       2.53%        2.65%        2.59%
 Net investment income (loss)                                      (0.01)%        0.05%      (0.36)%      (0.22)%      (0.54)%

(a) Amount rounds to less than $.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

32 The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Year         Year         Year        Year         Year
                                                                   Ended         Ended       Ended       Ended        Ended
                                                                  3/31/07       3/31/06     3/31/05     3/31/04      3/31/03
CLASS C
Net asset value, beginning of period                             $ 22.56       $ 18.99      $ 16.21     $ 10.89     $  15.10
                                                                 -------       -------      -------     -------     --------
Increase (decrease) from investment operations:
 Net investment loss                                             $ (0.02)      $     -(a)   $ (0.04)    $ (0.07)    $  (0.04)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                     3.10          4.23         2.82        5.39        (4.17)
                                                                 -------       -------      -------     -------     --------
  Net increase (decrease) from investment operations             $  3.08       $  4.23      $  2.78     $  5.32     $  (4.21)
Distributions to shareowners:
 Net investment income                                             (0.04)            -            -           -            -
 Net realized gain                                                 (1.90)        (0.67)           -           -            -
Redemption fees                                                        -(a)       0.01            -           -            -
                                                                 -------       -------      -------     -------     --------
Net increase (decrease) in net asset value                       $  1.14       $  3.57      $  2.78     $  5.32     $  (4.21)
                                                                 -------       -------      -------     -------     --------
Net asset value, end of period                                   $ 23.70       $ 22.56      $ 18.99     $ 16.21     $  10.89
                                                                 =======       =======      =======     =======     ========
Total return*                                                      14.08%        22.84%       17.15%      48.85%      (27.88)%
Ratio of net expenses to average net assets+                        2.52%         2.50%        2.45%       3.02%        2.98%
Ratio of net investment income (loss) to average net assets+       (0.06)%        0.02%       (0.26)%     (0.64)%      (0.93)%
Portfolio turnover rate                                               94%          117%         124%        169%          45%
Net assets, end of period (in thousands)                         $12,705       $ 9,375      $ 6,925     $ 3,652     $  1,788
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       2.52%         2.80%        3.30%       4.03%        4.15%
 Net investment loss                                               (0.06)%       (0.28)%      (1.11)%     (1.65)%      (2.10)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       2.50%         2.50%        2.44%       3.02%        2.97%
 Net investment income (loss)                                      (0.04)%        0.02%       (0.25)%     (0.64)%      (0.92)%

(a) Amount rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements. 33

Pioneer International Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    4/1/06         Year       12/10/04
                                                      to           Ended         to
                                                 12/10/06 (a)     3/31/06     3/31/05
INVESTOR CLASS
Net asset value, beginning of period              $  24.97       $ 20.75     $ 19.70
                                                  --------       -------     -------
Increase from investment operations:
  Net investment income                           $   0.24       $  0.28     $  0.08
  Net realized and unrealized gain on invest-
   ments and foreign currency transactions            2.44          4.64        0.97
                                                  --------       -------     -------
   Net increase from investment operations        $   2.68       $  4.92     $  1.05
Distributions to shareowners:
  Net investment income                                  -         (0.03)          -
  Net realized gain                                  (1.90)        (0.67)          -
                                                  --------       -------     -------
Net increase in net asset value                   $   0.78       $  4.22     $  1.05
                                                  --------       -------     -------
Net asset value, end of period                    $  25.75       $ 24.97     $ 20.75
                                                  ========       =======     =======
Total return*                                        10.83%***     24.18%       5.33%
Ratio of net expenses to average net assets+          1.43%**       1.40%       1.12%**
Ratio of net investment income to average
  net assets+                                         1.34%**       1.15%       0.77%**
Portfolio turnover rate                                 94%          117%        124%
Net assets, end of period (in thousands)                 -       $ 7,572     $10,656
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                        1.50%**       1.79%       1.71%**
  Net investment income                               1.27%**       0.76%       0.18%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
  Net expenses                                        1.40%**       1.40%       1.11%**
  Net investment income                               1.37%**       1.15%       0.78%**

(a) On December 10, 2006, Investor Class shares converted to Class A shares.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
*** Not Annualized

34  The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     Year           Year        8/11/04 (a)
                                                     Ended          Ended            to
                                                    3/31/07        3/31/06        3/31/05
CLASS Y
Net asset value, beginning of period              $  25.05       $  20.83        $ 17.40
                                                  --------       --------        -------
Increase from investment operations:
  Net investment income                           $   0.27       $   0.15        $  0.06
  Net realized and unrealized gain on invest-
   ments and foreign currency transactions            3.56           4.87           3.37
                                                  --------       --------        -------
   Net increase from investment operations        $   3.83       $   5.02        $  3.43
Distributions to shareowners:
  Net investment income                              (0.31)         (0.13)
  Net realized gain                                  (1.90)         (0.67)             -
                                                  --------       --------        -------
Net increase in net asset value                   $   1.62       $   4.22        $  3.43
                                                  --------       --------        -------
Net asset value, end of period                    $  26.67       $  25.05        $ 20.83
                                                  ========       ========        =======
Total return*                                        15.72%         24.65%         19.71%
Ratio of net expenses to average net assets+          1.04%          1.06%          0.87%**
Ratio of net investment income to average
  net assets+                                         1.32%          1.09%          1.20%**
Portfolio turnover rate                                 94%           117%           124%
Net assets, end of period (in thousands)          $137,695       $100,225        $12,627
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                        1.04%          1.21%          1.56%**
  Net investment income                               1.32%          0.94%          0.51%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
  Net expenses                                        1.04%          1.06%          0.87%**
  Net investment income                               1.32%          1.09%          1.20%**

(a) Class Y shares were first publicly offered on August 11, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements. 35

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/07
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer International Equity Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth.

The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. Information regarding the Fund's principal investment risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class Y shares. Class Y shares were first publicly offered on August 11, 2004. On December 10, 2006, Investor Class shares were converted to Class A shares. Each class of shares represent an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Fund. The Fund may also take into consideration other significant events in determining the fair value of these securities. Thus, the Fund's securities valuations may differ from prices reported by the various local exchanges and markets. Temporary cash investments are valued at net asset value.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/07                                (continued)
--------------------------------------------------------------------------------

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the repatriation of certain foreign currencies and/or net realized capital gains in

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    certain countries. During the year ended March 31, 2007, the Fund paid no such taxes.

    In determining daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains taxes, if any, is based on the net unrealized appreciation of certain portfolio securities, the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of March 31, 2007, the Fund did not hold a reserve related to capital gains.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    At March 31, 2007, the Fund has reclassified $49,955 to decrease undistributed net investment income and $49,955 to increase net realized gain on investments and foreign currency transactions, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    The tax character of distributions paid during the years ended March 31, 2007 and 2006 were as follows:

-------------------------------------------------------------------------------
                                                       2007            2006
-------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                  $ 8,912,767     $1,455,627
  Long-term capital gain                             8,205,422      3,115,600
                                                   -----------     ----------
    Total                                          $17,118,189     $4,571,227
                                                   ===========     ==========
-------------------------------------------------------------------------------


    The following shows the components of distributable earnings on a federal income tax basis at March 31, 2007.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/07                                (continued)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                       2007
                                                                  -----------
  Undistributed ordinary income                                   $ 3,117,333
  Undistributed long-term gain                                     10,683,363
  Unrealized appreciation                                          30,605,500
                                                                  -----------
    Total                                                         $44,406,196
                                                                  ===========
-------------------------------------------------------------------------------


    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and mark to market on forward foreign currency contracts.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributors, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano) earned $27,539 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2007.

F.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Investor Class and Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, Investor Class and Class Y shares can bear different transfer agent and distribution fees.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.  Security Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of collateral will be adjusted daily to reflect any price fluctuation in the value of loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $500 million and 0.75% of the excess over $500 million. For the year ended March 31, 2007, the net management fee was equivalent to 0.85% of average net assets.

PIM has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.60%, 2.50% and 2.50% of the average daily net assets attributable to Class A, Class B and Class C

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/07                                (continued)
--------------------------------------------------------------------------------

shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through August 1, 2010 for Class A shares and through August 1, 2008 for Class B and Class C shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 2007, $10,847 was payable to PIM related to management fees, administrative costs and certain other services and is included in due to affiliates.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $40,511 in transfer agent fees payable to PIMSS at March 31, 2007.

4. Distribution Plan

The Fund adopted a Plan of Distribution with respect to Class A, Class B and Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $2,417 in distribution fees payable to PFD at March 31, 2007.

In addition, redemptions of each class of shares (except Class Y and Investor Class shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended March 31, 2007, CDSCs of $20,382 paid to PFD.

Prior to September 1, 2006, the Fund charged a 2.0% redemption fee on each class of shares sold within 30 days of purchase. Effective September 1, 2006 redemption fees are no longer charged. For the year ended March 31, 2007, the Fund collected $2,071 in redemption fees, which are included in the Fund's capital account.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended March 31, 2007, the Fund's expenses were reduced $14,773 under such arrangements.

6. Forward Foreign Currency Contracts

At March 31, 2007, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. At March 31, 2007 the Fund had no outstanding portfolio hedges. The Fund's gross forward currency settlement contracts receivable and payable were $1,433,656 and $1,436,820, respectively, resulting in a net payable of $3,164.

7. Line of Credit Facility

The Fund, along with certain other Funds in the Pioneer Family of Funds (the "Funds"), collectively participate in a $200 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $200 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended March 31, 2007, the Fund had no borrowings under this agreement.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/07                                (continued)
--------------------------------------------------------------------------------

8. New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions have "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than September 28, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and the Shareowners of Pioneer International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer International Equity Fund (the "Fund"), including the schedule of investments, as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Equity Fund at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
May 15, 2007

Pioneer International Equity Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the

Pioneer International Equity Fund
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of

Pioneer International Equity Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)

    investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objective and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the fourth quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the second quintile of the peer group for the three years ended June 30, 2006, and the third quintile for the five years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was good.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to perform its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's

Pioneer International Equity Fund
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

    out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 (after giving effect to the expense limitation) to be in the second quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of break points at future asset levels, any perceived or potential economies of scale would be shared between Fund's shareowners and the Investment Adviser in a reasonable manner as the Fund grows in size.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.


Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareholders. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser

Pioneer Investment Management, Inc.

Custodian

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter

Pioneer Funds Distributor, Inc.

Legal Counsel

Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent

Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Kingsbury and Mr. West) serves as a Trustee of each of the 82 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Kingsbury and Mr. West each serves as Trustee of 33 of the 82 Pioneer Funds. The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292).
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                            Positions Held          Length of Service
Name and Age                With the Fund           and Term of Office
John F. Cogan, Jr. (80)*    Chairman of the         Trustee since 1996.
                            Board, Trustee          Serves until a succes-
                            and President           sor trustee is elected
                                                    or earlier retirement or
                                                    removal.












--------------------------------------------------------------------------------
Daniel K. Kingsbury (48)*   Trustee and Executive   Trustee since March
                            Vice President          2007. Serves until a
                                                    successor trustee is
                                                    elected or earlier
                                                    retirement or removal.



--------------------------------------------------------------------------------


                                                                                        Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                 by this Trustee
John F. Cogan, Jr. (80)*    Deputy Chairman and a Director of Pioneer Global Asset      Director of ICI Mutual
                            Management S.p.A. ("PGAM"); Non-Executive Chairman          Insurance Company
                            and a Director of Pioneer Investment Management USA
                            Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                            Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer
                            Alternative Investment Management Limited (Dublin);
                            President and a Director of Pioneer Alternative Investment
                            Management (Bermuda) Limited and affiliated funds; Direc-
                            tor of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003);
                            Director of Cole Management Inc. (since 2004); Director of
                            Fiduciary Counseling, Inc.; President and Director of
                            Pioneer Funds Distributor, Inc. ("PFD") (until May 2006);
                            President of all of the Pioneer Funds; and of Counsel,
                            Wilmer Cutler Pickering Hale and Dorr LLP (counsel to
                            PIM-USA and the Pioneer Funds)
--------------------------------------------------------------------------------
Daniel K. Kingsbury (48)*   Director, CEO and President of Pioneer Investment
                            Management USA Inc.; Pioneer Investment Management,
                            Inc. and Pioneer Institutional Asset Management, Inc.
                            (since March 2007); Executive Vice President of all of the
                            Pioneer Funds (since March 2007); Director of Pioneer
                            Global Asset Management S.p.A. (since March 2007);
                            Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               Positions Held   Length of Service
Name, Age and Address          With the Fund    and Term of Office

David R. Bock (63)             Trustee          Trustee since 2005.
3050 K Street NW,                               Serves until a succes-
Washington, DC 20007                            sor trustee is elected
                                                or earlier retirement or
                                                removal.



--------------------------------------------------------------------------------
Mary K. Bush (58)              Trustee          Trustee since 1997.
3509 Woodbine Street                            Serves until a succes-
Chevy Chase, MD 20815                           sor trustee is elected
                                                or earlier retirement or
                                                removal.










--------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Trustee          Trustee since 1996.
1001 Sherbrooke Street West,                    Serves until a succes-
Montreal, Quebec, Canada                        sor trustee is elected
H3A 1G5                                         or earlier retirement or
                                                removal.
--------------------------------------------------------------------------------


                                                                                             Other Directorships Held
Name, Age and Address          Principal Occupation During Past Five Years                   by this Trustee
David R. Bock (63)             Executive Vice President and Chief Financial Officer,         Director of The Enterprise
3050 K Street NW,              I-trax, Inc. (publicly traded health care services company)   Social Investment
Washington, DC 20007           (2004 - present); Partner, Federal City Capital Advisors      Company (privately-held
                               (boutique merchant bank) (1997 to 2004); and Executive        affordable housing
                               Vice President and Chief Financial Officer, Pedestal Inc.     finance company); and
                               (internet-based mortgage trading company) (2000 - 2002)       Director of New York
                                                                                             Mortgage Trust (publicly
                                                                                             traded mortgage REIT)
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              President, Bush International, LLC (international financial   Director of Brady Corpora-
3509 Woodbine Street           advisory firm)                                                tion (industrial identifica-
Chevy Chase, MD 20815                                                                        tion and specialty coated
                                                                                             material products
                                                                                             manufacturer); Director
                                                                                             of Briggs & Stratton Co.
                                                                                             (engine manufacturer);
                                                                                             Director of UAL Corpora-
                                                                                             tion (airline holding
                                                                                             company); and Director of
                                                                                             Mantech International
                                                                                             Corporation (national
                                                                                             security, defense, and
                                                                                             intelligence technology
                                                                                             firm)
--------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Founding Director, Vice-President and Corporate Secretary,    None
1001 Sherbrooke Street West,   The Winthrop Group, Inc. (consulting firm); and Desautels
Montreal, Quebec, Canada       Faculty of Management, McGill University
H3A 1G5

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                                Positions Held  Length of Service
Name, Age and Address           With the Fund   and Term of Office
Thomas J. Perna (56)            Trustee         Trustee since 2006.
89 Robbins Avenue,                              Serves until a succes-
Berkeley Heights, NJ 07922                      sor trustee is elected
                                                or earlier retirement or
                                                removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (58)        Trustee         Trustee since 1996.
200 State Street, 12th Floor,                   Serves until a succes-
Boston, MA 02109                                sor trustee is elected
                                                or earlier retirement or
                                                removal.
--------------------------------------------------------------------------------
Stephen K. West (78)            Trustee         Trustee since 1996.
125 Broad Street,                               Serves until a succes-
New York, NY 10004                              sor trustee is elected
                                                or earlier retirement or
                                                removal.
--------------------------------------------------------------------------------
John Winthrop (70)              Trustee         Trustee since 1996.
One North Adgers Wharf,                         Serves until a succes-
Charleston, SC 29401                            sor trustee is elected
                                                or earlier retirement or
                                                removal.
--------------------------------------------------------------------------------


                                                                                              Other Directorships Held
Name, Age and Address           Principal Occupation During Past Five Years                   by this Trustee
Thomas J. Perna (56)            Private investor (2004 - present); and Senior Executive       Director of Quadriserv
89 Robbins Avenue,              Vice President, The Bank of New York (financial and securi-   Inc. (technology products
Berkeley Heights, NJ 07922      ties services) (1986 - 2004)                                  for securities lending
                                                                                              industry)

-----------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)        President and Chief Executive Officer, Newbury, Piret &       Director of New America
200 State Street, 12th Floor,   Company, Inc. (investment banking firm)                       High Income Fund, Inc.
Boston, MA 02109                                                                              (closed-end investment
                                                                                              company)

-----------------------------------------------------------------------------------------------------------------------
Stephen K. West (78)            Senior Counsel, Sullivan & Cromwell (law firm)                Director, The Swiss
125 Broad Street,                                                                             Helvetia Fund, Inc.
New York, NY 10004                                                                            (closed-end investment
                                                                                              company)

-----------------------------------------------------------------------------------------------------------------------
John Winthrop (70)              President, John Winthrop & Co., Inc. (private                 None
One North Adgers Wharf,         investment firm)
Charleston, SC 29401


-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held        Length of Service
Name and Age                 With the Fund         and Term of Office
Dorothy E. Bourassa (59)     Secretary             Since 2000. Serves
                                                   at the discretion of
                                                   the Board


--------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant Secretary   Since 2003. Serves
                                                   at the discretion of
                                                   the Board



--------------------------------------------------------------------------------
Christopher P. Harvey (45)   Assistant Secretary   Since 2006. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer             Since 2000. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant Treasurer   Since 2004. Serves
                                                   at the discretion of
                                                   the Board

--------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Treasurer   Since 2000. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------


                                                                                           Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                   by this Officer
Dorothy E. Bourassa (59)     Secretary of PIM-USA; Senior Vice President - Legal of        None
                             Pioneer; Secretary/Clerk of most of PIM-USA's subsidiar-
                             ies; and Secretary of all of the Pioneer Funds since
                             September 2003 (Assistant Secretary from November
                             2000 to September 2003)
--------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since July       None
                             2002; Vice President and Senior Counsel of BISYS Fund
                             Services, Inc. (April 2001 to June 2002); Senior Vice
                             President and Deputy General Counsel of Funds Distribu-
                             tor, Inc. (July 2000 to April 2001), and Assistant Secretary
                             of all of the Pioneer Funds since September 2003
--------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)   Partner, Wilmer Cutler Pickering Hale and Dorr LLP;           None
                             and Assistant Secretary of all of the Pioneer Funds
                             since July 2006
--------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting, Administration and          None
                             Controllership Services of Pioneer; and Treasurer of
                             all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Deputy Treasurer of Pioneer since 2004; Treasurer and         None
                             Senior Vice President, CDC IXIS Asset Management
                             Services from 2002 to 2003; and Assistant Treasurer
                             of all of the Pioneer Funds since November 2004
--------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Vice President - Fund Accounting, Administration    None
                             and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                              Positions Held        Length of Service
Name and Age                  With the Fund         and Term of Office
Gary Sullivan (48)            Assistant Treasurer   Since 2002. Serves
                                                    at the discretion of
                                                    the Board
--------------------------------------------------------------------------------
Katherine Kim Sullivan (33)   Assistant Treasurer   Since 2003. Serves
                                                    at the discretion of
                                                    the Board






--------------------------------------------------------------------------------
Teri W. Anderholm (47)        Chief Compliance      Since January 2006.
                              Officer               Serves at the discre-
                                                    tion of the Board



--------------------------------------------------------------------------------


                                                                                          Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years                 by this Officer
Gary Sullivan (48)            Fund Accounting Manager - Fund Accounting, Administra-      None
                              tion and Controllership Services of Pioneer; and Assistant
                              Treasurer of all of the Pioneer Funds since May 2002
---------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (33)   Fund Administration Manager - Fund Accounting,              None
                              Administration and Controllership Services since June
                              2003; Assistant Vice President - Mutual Fund Operations
                              of State Street Corporation from June 2002 to June 2003
                              (formerly Deutsche Bank Asset Management); Pioneer
                              Fund Accounting, Administration and Controllership
                              Services (Fund Accounting Manager from August 1999 to
                              May 2002); and Assistant Treasurer of all of the Pioneer
                              Funds since September 2003
---------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (47)        Chief Compliance Officer of Pioneer since December 2006     None
                              and of all the Pioneer Funds since January 2007; Vice
                              President and Compliance Officer, MFS Investment
                              Management (August 2005 to December 2006); Consult-
                              ant, Fidelity Investments (February 2005 to July 2005):
                              Independent Consultant (July 1997 to February 2005)
---------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are an officer or director of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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                           This page for your notes.

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                           This page for your notes.

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--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Telecommunications Device for the Deaf (TDD)                     1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240


Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site:                                  www.pioneerinvestments.com


Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $36,360 in 2007 and approximately $37,375 in 2006.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2007 or 2006.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $7,820 in 2007 and $6,800 in 2006.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended March 31, 2007 and 2006.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Funds audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended March 31, 2007 and 2006, there were no services provided to an affiliate that required the Funds audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $7,820 in 2007 and $6,800 in 2006.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer International Equity Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date May 30, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 30, 2007


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date May 30, 2007

* Print the name and title of each signing officer under his or her signature.